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Summary Prospectus and Statutory Prospectus Supplement dated December 6, 2017

The purpose of this supplement is to provide you with changes to the current Summary Prospectus and Statutory Prospectus for Class A, B, C, R and Y shares of the Fund listed below:

Invesco Pacific Growth Fund

At a meeting held on November 29 – December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”), all outstanding Class B shares of the Fund will be converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

1. Effective as of the Conversion Date, all references to Class B shares and Class BX shares in the Fund’s Prospectus are deleted.

2. Effective as of the Conversion Date, the following information replaces in its entirety the “Performance Information” appearing under the heading “Fund Summary”:

“Performance Information

The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Morgan Stanley Pacific Growth Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown prior to June 1, 2010 are those of the Class A, Class C, Class I and Class R shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class C, Class I, Class R and Class W shares of the predecessor fund were reorganized into Class A, Class C, Class Y, Class R and Class A shares, respectively, of the Fund on June 1, 2010. Class A, Class C, Class R and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charge.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

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Class A shares year-to date (ended September 30, 2017): 31.12%

Best Quarter (ended June 30, 2009): 28.10%

Worst Quarter (ended September 30, 2008): -20.70%

Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Since Inception
Class A shares: Inception (7/28/1997)
Return Before Taxes	-5.92	4.52	1.48	—%
Return After Taxes on Distributions	-6.01	4.46	1.45	—
Return After Taxes on Distributions of Sale of Fund Shares	-3.35	3.56	1.25	—
Class C shares: Inception (7/28/1997)	-2.17	4.93	1.31	—
Class R shares: Inception (3/31/2008)	-0.66	5.42	—	0.79
Class Y shares: Inception (7/28/1997)	-0.16	5.96	2.32	—
MSCI EAFE® Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	1.00	6.53	0.75	—
MSCI All Country Asia Pacific Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	4.89	6.10	2.02	—
Lipper Pacific Region Funds Index	3.72	7.53	3.22	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.”

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